SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 26, 2004

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                                   000-30563
(State or other jurisdiction               (Commission File Number)
 of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960
-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet arrangement of a Registrant.

Convertible Notes due 2006

         Effective November 26, 2004, Delta Mutual, Inc. ("we" or the "Company") entered into a settlement agreement and mutual general release with Joseph Friedman and Sons International, Inc. ("Friedman") and as part of the settlement amount issued to Friedman a $50,000 principal amount 6% Convertible
Promissory Note, due November 24, 2006 (the "Settlement Note"), initially convertible into 1,000,000 shares of Common Stock, together with Warrants to purchase an additional 1,000,000 shares of Common Stock (the "Warrants"). Prior to this transaction, the Company had sold an aggregate of $394,000 principal amount of this series of two-year convertible notes (the "Notes") to a group of institutional and accredited individual investors (the "Purchasers")containing substantially the same terms and conditions as the Settlement Note. The Notes bear interest at the rate of 6% per annum and are convertible into shares of our Common Stock at a conversion price (the "Conversion Price") of $0.05 per share. The Conversion Price provided for in the Notes is subject to adjustment for stock splits, combinations and like events, and in certain cases where we sell shares of our Common Stock at a price or securities convertible into our Common Stock with a conversion price below the Conversion Price. The Notes provide the Purchasers with "piggyback" registration rights under certain conditions for the shares of Common Stock issuable upon conversion of the Notes, where the Company has filed a registration statement with the Securities and Exchange Commission for another registered offering of its Common Stock.

The Warrants are immediately exercisable, expire on March 31, 2006, and have an exercise price of $0.10 per share, subject to adjustment.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES AND WARRANTS SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH AGREEMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THE COMPANY'S CURRENT REPORT ON FORM 8-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 2004.

Item 3.02. Unregistered Sales of Equity Securities.

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.


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

                                                                           Principal            Total Offering Price/
  Date                    Title and Amount          Purchaser              Underwriter          Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
                          45,000 shares of common   Consultant                     NA           $0.12/NA
November 15, 2004         stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
November 16, 2004         250,000 shares of         Consultant                     NA           $0.15/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
November 22, 2004         250,000 shares of         Consultant                     NA           $0.10/NA
                          common
                          stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
November 26, 2004         $50,000 principal         Friedman settlement            NA           $50,000/NA
                          amount of 6%
                          convertible promissory
                          note due November 24,
                          2006, convertible into
                          an aggregate of 1,00000
                          shares of common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
November 26, 2004         Warrants to purchase an   Friedman settlement            NA           NA/NA
                          aggregate of 1,000,000
                          shares of common stock
                          issued in connection
                          with the issuance of
                          the 6% convertible
                          promissory note
------------------------- ------------------------- ---------------------- -------------------- ----------------------
November 26, 2004         412,000 shares of         Friedman settlement            NA           $0.17/NA
                          common stock
                          settlement)
------------------------- ------------------------- ---------------------- -------------------- ----------------------

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

        No.               Description of Exhibit
        ---               ----------------------

      10.24 Settlement Agreement and Mutual General Releases, dated November 26, 2004.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Delta Mutual, Inc.


Date: December 2, 2004
                                By: /s/ Peter F. Russo
                                    -------------------------------------
                                    Peter F. Russo,
                                    President and Chief Executive Officer




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